Exhibit 24

FREESCALE SEMICONDUCTOR, INC.

REGISTRATION STATEMENT ON FORM S-8

POWER OF ATTORNEY

Each undersigned officer and/or director of Freescale Semiconductor, Inc., a Delaware corporation (the “Registrant”), does hereby make, constitute and appoint each of Alan Campbell and John D. Torres with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of Class A Common Stock of the Registrant issuable in connection with the Freescale Conversion Plan of 2004, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute. This Power of Attorney may be executed in counterparts, each of which shall be deemed an original with respect to the person executing it.

IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 30th day of November, 2004.

/s/ MICHEL MAYER	/s/ ALAN CAMPBELL
Michel Mayer	Alan Campbell
Chairman and Chief Executive Officer	Principal Financial Officer and Principal Accounting Officer

/s/ H. RAYMOND BINGHAM	/s/ DAVID W. DEVONSHIRE
H. Raymond Bingham	David W. Devonshire
Director	Director

/s/ STEPHEN P. KAUFMAN	/s/ KEVIN KENNEDY
Stephen P. Kaufman	Kevin Kennedy, Ph.D.
Director	Director

/s/ LEIF G. SODERBERG	/s/ B. KENNETH WEST
Leif G. Soderberg	B. Kenneth West
Director	Director